UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 30, 2002

Date of Report (date of earliest event reported)

SUN MICROSYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-15086	94-2805249

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4150 Network Circle
Santa Clara, CA 95054-1778

(Address of principal executive offices)

(650) 960-1300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events

     On September 30, 2002, Sun Microsystems, Inc. submitted to the Securities and Exchange Commission the Statements under Oath of Principal Executive Officer and Principal Financial Officer in accordance with the SEC’s June 27, 2002 Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

The following exhibits are filed herewith:

Exhibit
Number	Description

99.1	Statement Under Oath of Scott G. McNealy, Principal Executive Officer of Sun Microsystems, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.
99.2	Statement Under Oath of Stephen T. McGowan, Principal Financial Officer of Sun Microsystems, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN MICROSYSTEMS, INC.

Date: September 30, 2002	By:	/s/ Stephen T. McGowan

Stephen T. McGowan Chief Financial Officer and Executive Vice President, Corporate Resources

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Statement Under Oath of Scott G. McNealy, Principal Executive Officer of Sun Microsystems, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.
99.2	Statement Under Oath of Stephen T. McGowan, Principal Financial Officer of Sun Microsystems, Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings.